MERRILL LYNCH
TEXAS MUNICIPAL
BOND FUND








FUND LOGO








Semi-Annual Report

January 31, 1996



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Texas
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011




TO OUR SHAREHOLDERS

Although the partial shutdown of the US Government curtailed the release of most economic data in the latter part of the six-month period ended January 31, 1996, it was nonetheless apparent that gross domestic product (GDP) growth was losing momentum. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve Board responded to the slowing economy by continuing to modestly lower short-term interest rates. Historically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Administration and Congress over the Federal budget continues, although both sides have made concessions since the debate began. It appears that investors are currently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the proposed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United States would represent a great improvement over the last 15 years. Although this may fall short of investors' best expectations, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.

The Municipal Market
The municipal bond market rallied strongly over the six months ended January 31, 1996. Long-term, tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 65 basis points (0.65%) to end the January period at 5.69%. Continued weak economic conditions coupled with low inflation fostered a very positive environment for almost all fixed-income investments during the last three months of 1995. Long-term US Treasury bond yields also declined approximately 65 basis points to 6.00% by January 31, 1996. Both US Treasury and long-term tax-exempt bond yields are near their lowest levels in the past two years.

The municipal bond market had to contend with a number of difficulties for much of 1995. Various tax reform proposals have made the future tax advantage of municipal bonds uncertain. This has, at a minimum, reduced the overall demand for tax-exempt securities. At the same time, as municipal bond yields declined, tax-exempt authorities have rushed to issue debt at near historic low yield levels. During the six-month period ended January 31, 1996, approximately $90 billion in municipal securities were underwritten, an increase of over 30% compared to the same period last year. However, as early 1995 issuance was significantly reduced, the last 12 months issuance of approximately $160 billion remained the same as that issued a year earlier. Tax-exempt bond yields declined throughout the six months ended January 31, 1996, despite investor uncertainty and increased supply pressures.

It is likely that the municipal market will regain much of the technical support it enjoyed earlier in 1995. 1995 issuance remained significantly below levels underwritten in 1993, when over $290 billion in long-term tax-exempt securities were issued. Also, municipal investors received over $25 billion in bond maturities, coupon income and early redemptions on January 1, 1996. This $25 billion is almost twice the average monthly issuance for 1995. The amount of outstanding municipal securities will continue to decline throughout 1996 and into early 1997. As the uncertainties surrounding proposed tax reforms are resolved in 1996, the tax-exempt bond market's renewed technical position should provide support to municipal bond prices.

Many of the features that made tax-exempt products attractive to investors last year are still in place. Long-term, A-rated municipal revenue bonds continue to yield well over 90% of comparable US Treasury bond yields. Historically, analysts have considered yields in excess of 82% attractive for long-term investors. For example, currently available tax-exempt bond yields generate taxable equivalent yields in excess of 8.50% for an investor in the 36% Federal income tax bracket. While the uncertainties regarding potential changes in current tax law remain, it appears that, at current price levels, bond investors have discounted at least some of the uncertainty.

Looking ahead, it may be unreasonable to expect to duplicate the double-digit returns produced by most tax-exempt issues in 1995, given current municipal bond yields. Municipal bond yields would have to decline to levels not seen since the 1960s in order to generate such significant returns in the coming years. While the current economic environment may still justify additional declines in interest rates, it may be prudent to expect some period of consolidation before the interest rate decline resumes. Tax-exempt bond market performance in 1996 is likely to be generated more by enhancing current income and limiting credit risk than by significant interest rate declines.

Portfolio Strategy
During the six-month period ended January 31, 1996, with the continued decline of interest rates, we shifted the Fund's portfolio strategy from a neutral posture to one that is more constructive on interest rates. We achieved this by extending the duration of the Fund in order to seek to enhance any capital appreciation. New-issue volume in the Texas tax-exempt market was just over $3.25 billion in bonds during the three months ended January 31, 1996. With the slight increase of new issuance in the State of Texas and no significant increase on the horizon, we kept the Fund's cash reserve position at approximately 1%--3% of net assets. Looking ahead, we expect to continue our strategy to seek to enhance total returns of the Fund as opportunities in the marketplace arise.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Texas Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President






(Vincent R. Giordano)
Vincent R. Giordano
Vice President





(Fred K. Stuebe)
Fred K. Stuebe
Portfolio Manager



March 12, 1996



We are pleased to announce that Fred K. Stuebe is responsible for the day-to-day management of Merrill Lynch Texas Municipal Bond Fund. Mr. Stuebe has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1989 as Vice President in the Tax-Exempt Bond Department.






PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results
                                                                               12 Month    3 Month
                                               1/31/96  10/31/95    1/31/95    % Change    % Change
Class A Shares*                                 $11.00    $10.73     $10.25     + 7.32%     +2.52%
Class B Shares*                                  11.00     10.73      10.25     + 7.32      +2.52
Class C Shares*                                  11.01     10.74      10.26     + 7.31      +2.51
Class D Shares*                                  11.02     10.75      10.26     + 7.41      +2.51
Class A Shares--Total Return*                                                   +13.26(1)   +3.84(2)
Class B Shares--Total Return*                                                   +12.69(3)   +3.71(4)
Class C Shares--Total Return*                                                   +12.56(5)   +3.68(6)
Class D Shares--Total Return*                                                   +13.24(7)   +3.81(8)
Class A Shares--Standardized 30-day Yield         4.51%
Class B Shares--Standardized 30-day Yield         4.19%
Class C Shares--Standardized 30-day Yield         4.09%
Class D Shares--Standardized 30-day Yield         4.41%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.576 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.141 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.522 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.127 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.510 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.124 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.566 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.139 per share ordinary income dividends.


PERFORMANCE DATA (continued)


Performance Summary--Class A Shares
                          Net Asset Value        Capital Gains
Period Covered        Beginning       Ending      Distributed          Dividends Paid*      % Change**
8/30/91--12/31/91        $10.00       $10.25           --                   $0.242           + 4.97%
1992                      10.25        10.59           --                    0.722           +10.70
1993                      10.59        11.15         $0.094                  0.775           +13.81
1994                      11.15         9.98           --                    0.589           - 5.28
1995                       9.98        11.00           --                    0.578           +16.38
1/1/96--1/31/96           11.00        11.00           --                    0.032           + 0.38
                                                     ------                 ------
                                               Total $0.094           Total $2.938

                                                      Cumulative total return as of 1/31/96: +46.33%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                          Net Asset Value        Capital Gains
Period Covered        Beginning       Ending      Distributed          Dividends Paid*      % Change**
8/30/91--12/31/91        $10.00       $10.25           --                   $0.224           + 4.79%
1992                      10.25        10.59           --                    0.669           +10.14
1993                      10.59        11.15         $0.094                  0.719           +13.24
1994                      11.15         9.98           --                    0.536           - 5.76
1995                       9.98        11.00            --                   0.524           +15.80
1/1/96--1/31/96           11.00        11.00            --                   0.029           + 0.35
                                                     ------                 ------
                                               Total $0.094           Total $2.701

                                                      Cumulative total return as of 1/31/96: +43.13%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance Summary--Class C Shares
                          Net Asset Value        Capital Gains
Period Covered        Beginning       Ending      Distributed          Dividends Paid*      % Change**
10/21/94--12/31/94       $10.16       $ 9.98           --                   $0.097           - 0.80%
1995                       9.98        11.01           --                    0.512           +15.77
1/1/96--1/31/96           11.01        11.01           --                    0.028           + 0.35
                                                                            ------
                                                                      Total $0.637

                                                      Cumulative total return as of 1/31/96: +15.24%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

PERFORMANCE DATA (concluded)


Performance Summary--Class D Shares
                          Net Asset Value        Capital Gains
Period Covered        Beginning       Ending      Distributed          Dividends Paid*      % Change**
10/21/94--12/31/94       $10.16       $ 9.99           --                   $0.111           - 0.57%
1995                       9.99        11.02           --                    0.568           +16.36
1/1/96--1/31/96           11.02        11.02           --                    0.031           + 0.38
                                                                            ------
                                                                      Total $0.710

                                                      Cumulative total return as of 1/31/96: +16.14%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +16.38%        +11.72%
Inception (8/30/91)
through 12/31/95                          + 9.07         + 8.05

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/95                       +15.80%        +11.80%
Inception (8/30/91)
through 12/31/95                          + 8.52         + 8.52

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/95                       +15.77%        +14.77%
Inception (10/21/94)
through 12/31/95                          +12.28         +12.28

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +16.36%        +11.70%
Inception (10/21/94)
through 12/31/95                          +12.99         + 9.19

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Texas Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT       Alternative Minimum Tax (subject to)
DATES     Daily Adjustable Tax-Exempt Securities
GO        General Obligation Bonds
INFLOS    Inverse Floating Rate Municipal Bonds
PCR       Pollution Control Revenue Bonds
S/F       Single-Family
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
S&P      Moody's      Face                                                                                        Value
Ratings  Ratings     Amount                              Issue                                                  (Note 1a)
Texas--104.8%

BB+      Baa2       $ 1,500   Alliance Airport Authority Incorporated, Texas, Special Facilities
                              Revenue Bonds (AMR Corp./American Airlines, Incorporated Project),
                              AMT, 7% due 12/01/2011                                                             $ 1,658

AAA      Aaa          2,000   Bedford, Texas, Independent School District Refunding Bonds (Hurst Euless),
                              UT, 6.50% due 8/15/2024                                                              2,191

AAA      NR*          2,610   Cameron County, Texas, Housing Finance Corporation, S/F Mortgage Revenue
                              Refunding Bonds, Series B-1, 6.75% due 9/01/2025 (e)(f)                              2,754

AAA      Aaa          1,000   Dallas-Fort Worth, Texas, International Airport Facilities Improvement
                              Corporation Revenue Bonds (United Parcel Service, Inc.), AMT, 6.60% due
                              5/01/2032                                                                            1,079

A-       A            2,000   Ector County, Texas, Hospital District, Hospital Revenue Bonds (Medical
                              Center Hospital), 7.30% due 4/15/2012                                                2,206

AA       Aa           4,000   El Paso, Texas, 5% due 8/15/2015                                                     3,841

AAA      Aaa          1,000   El Paso, Texas, Independent School District (School Building), UT, 4.50%
                              due 8/15/2012                                                                          912

AAA      Aaa          1,755   Galena Park, Texas, Independent School District, UT, 4.875% due 8/15/2016            1,673

AAA      Aaa          1,000   Garland, Texas, Independent School District (Building), UT, 5% due 2/15/2015           961

BBB      Baa1         1,750   Gulf Coast, Texas, Waste Disposal Authority Revenue Bonds (Champion
                              International Corporation Project), AMT, 7.25% due 4/01/2017                         1,888

A1+      VMIG1++        400   Gulf Coast, Texas, Waste Disposal Authority, Solid Waste Disposal
                              Revenue Bonds (Amoco Oil Co. Project), VRDN, AMT, 3.85% due 7/01/2027 (c)              400

A-       A            1,000   Harris County, Texas, Health Facilities Development Corporation, Hospital
                              Crossover Revenue Refunding Bonds (Memorial Hospital System Project),
                              7.125% due 6/01/2015                                                                 1,100

                              Harris County, Texas, Health Facilities Development Corporation,
                              Hospital Revenue Bonds, Series A:
A-       A            2,000     (Memorial Hospital Systems Project), 6.625% due 6/01/2024                          2,120
AA       Aa           2,000     (Saint Luke's Episcopal Hospital Project), 6.625% due 2/15/2012                    2,129




SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
S&P      Moody's      Face                                                                                        Value
Ratings  Ratings     Amount                              Issue                                                  (Note 1a)
Texas (continued)

A1+      Aaa        $ 3,000   Harris County, Texas, Industrial Development Corporation, PCR (Exxon
                              Project-1984), DATES, 1984 Series 8, 3.75% due 3/01/2024 (c)                       $ 3,000

AAA      Aaa          1,730   Harris County, Texas, Toll Road, Refunding, Senior Lien, Series A,
                              6.50% due 8/15/2002 (a)(h)                                                           1,975

AAA      Aaa          1,010   Houston, Texas, Airport System, Sub-Lien Revenue Bonds, Series B, 6.625%
                              due 7/01/2022 (d)                                                                    1,107

AAA      Aaa          1,000   Klein, Texas, Independent School District, UT, 5% due 8/01/2014                        965

AAA      NR*          4,000   Laredo, Texas, Housing Finance Corporation, S/F Mortgage-Backed
                              Securities Program Revenue Bonds, AMT, 6.95% due 10/01/2027 (e)(f)                   4,212

A        A            1,000   Laredo, Texas, International Toll Bridge Revenue Bonds, 7% due 10/01/2010            1,110

                              Matagorda County, Texas, Navigation District No. 1:
A        A2           3,100     (Central Power and Light Company Project), PCR, 7.50% due 12/15/2014               3,445
AAA      Aaa          1,000     (Houston Light and Power), Refunding, Series C, 7.125% due 7/01/2019               1,104

BBB      NR*          1,500   Midland County, Texas, Hospital District Revenue Bonds (Midland
                              Memorial Hospital), 7.50% due 6/01/2016                                              1,622

                              North Central Texas, Health Facilities Development Corporation
                              Revenue Bonds:
AA       Aa           3,000     (Baylor University Medical Center), INFLOS, Series A, 9.664% due
                                5/15/2001 (g)(h)                                                                   3,833
AAA      Aaa          4,000     (Presbyterian Health Systems), 6.685% due 6/22/2021 (b)                            4,344

AAA      Aaa          2,000   Northside, Texas, Independent School District, UT, 5% due 2/15/2021                  1,893

NR*      P1           1,000   Port Arthur, Texas, Navigational District, Industrial Development
                              Corporation, PCR (American Petrofina Incorporated), VRDN, 3.95% due
                              5/01/2003 (c)                                                                        1,000

NR*      VMIG1++        500   Port of Port Arthur, Texas, Navigational District, PCR, Refunding
                              (Texaco Inc. Project), VRDN, 3.85% due 10/01/2024 (c)                                  500

                              Southeast Texas, Housing Finance Corporation, S/F Mortgage Collateral
                              Revenue Bonds, AMT:
NR*      Aaa          2,960     Series A, 8% due 11/01/2025 (e)                                                    3,408
NR*      Aaa          1,890     Series B, 8.50% due 11/01/2025                                                     2,176

AAA      Aaa          2,500   Southwest Texas, Higher Education Authority Incorporated Revenue Bonds
                              (Southern Methodist University), 5.125% due 10/01/2026 (i)                           2,401

A+       Aa           1,735   Texas Housing Agency, S/F Mortgage Revenue Refunding Bonds, Series A,
                              7.15% due 9/01/2012                                                                  1,833

AAA      Aaa            895   Texas National Research Laboratory Commission Financing Corporation, Lease
                              Revenue Bonds (Superconducting, Super Collider Project), 7.10% due
                              12/01/2001 (h)                                                                       1,044

AAA      NR*            515   Texas State Department of Housing and Community Affairs, Home Mortgage,
                              Collateral Revenue Refunding Bonds, Series A, 6.95% due 7/01/2023 (e)                  546

AA       Aa           3,225   Texas State, GO, Water Development Board, UT, 7% due 8/01/2020                       3,711

AAA      Aaa          2,500   Texas State Turnpike Authority, Dallas, North Thruway Revenue Bonds
                              (President George Bush Turnpike), 5% due 1/01/2025 (d)                               2,379




SCHEDULE OF INVESTMENTS (concluded)                                                                        (in Thousands)
S&P      Moody's      Face                                                                                        Value
Ratings  Ratings     Amount                              Issue                                                  (Note 1a)
Texas (concluded)

AA       Aa         $ 4,000   Texas State, UT, Series B1 and B2, 6.20% due 9/30/2011                             $ 4,465

AA       Aa           1,015   Texas State, Veterans Housing Assistance, AMT, UT, Fund II, Series A,
                              7% due 12/01/2025                                                                    1,075

AA       Aa           3,850   Travis County, Texas, Health Facilities Development Corporation,
                              Hospital Revenue Bonds (Daughters of Charity Health-Austin), 5% due
                              11/01/2020                                                                           3,581

AAA      NR*            445   Travis County, Texas, Housing Finance Corporation, Residential
                              Mortgage Revenue Refunding Bonds, Series A, 7% due 12/01/2011 (e)(f)                   471

AA+      Aa           1,500   Travis County, Texas (Limited Tax-Permanent Improvement), 5% due 3/01/2016           1,439

BBB      Baa2         1,700   West Side Calhoun County, Texas, Navigation District, Solid Waste
                              Disposal Revenue Bonds (Union Carbide Chemicals and Plastics), AMT,
                              8.20% due 3/15/2021                                                                  1,935

AAA      Aaa          1,300   Wimberley, Texas, Independant School District, Refunding, UT, 6.60%
                              due 8/15/2022 (j)                                                                    1,442

Total Investments (Cost--$81,542)--104.8%                                                                         86,928

Liabilities in Excess of Other Assets--(4.8%)                                                                     (3,993)
                                                                                                                 -------
Net Assets--100.0%                                                                                               $82,935
                                                                                                                 =======


(a)AMBAC Insured.
(b)MBIA Insured.
(c)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
(d)FGIC Insured.
(e)GNMACollateralized.
(f)FNMACollateralized.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
(h)Prerefunded.
(i)FSA Insured.
(j)Bank Qualified.
 ++Highest short-term rating by Moody's Investors Service, Inc.
  *Not Rated.

   See Notes to Financial Statements.

FINANCIAL INFORMATION


Statement of Assets and Liabilities as of January 31, 1996
Assets:             Investments, at value (identified cost--$81,542,491) (Note 1a)                          $ 86,928,242
                    Cash                                                                                          78,541
                    Receivables:
                      Interest                                                             $  1,253,348
                      Beneficial interest sold                                                  173,098
                      Securities sold                                                            20,596        1,447,042
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       9,489
                    Prepaid registration fees and other assets (Note 1e)                                          35,706
                                                                                                            ------------
                    Total assets                                                                              88,499,020
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    5,226,925
                      Dividends to shareholders (Note 1f)                                        95,402
                      Beneficial interest redeemed                                               71,489
                      Investment adviser (Note 2)                                                37,443
                      Distributor (Note 2)                                                       29,649        5,460,908
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       103,445
                                                                                                            ------------
                    Total liabilities                                                                          5,564,353
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 82,934,667
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     96,605
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        644,181
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          9,885
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          3,067
                    Paid-in capital in excess of par                                                          77,493,487
                    Accumulated realized capital losses on investments--net (Note 5)                            (475,105)
                    Accumulated distributions in excess of realized capital gains--net                          (223,204)
                    Unrealized appreciation on investments--net                                                5,385,751
                                                                                                            ------------
                    Net assets                                                                              $ 82,934,667
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $10,629,829 and 966,048 shares
                    of beneficial interest outstanding                                                      $      11.00
                                                                                                            ============
                    Class B--Based on net assets of $70,878,072 and 6,441,807
                    shares of beneficial interest outstanding                                               $      11.00
                                                                                                            ============
                    Class C--Based on net assets of $1,088,679 and 98,849 shares
                    of beneficial interest outstanding                                                      $      11.01
                                                                                                            ============
                    Class D--Based on net assets of $338,087 and 30,674 shares
                    of beneficial interest outstanding                                                      $      11.02
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $  2,576,047
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                                            229,415
                    Account maintenance and distribution fees--Class B (Note 2)                                  179,356
                    Accounting services (Note 2)                                                                  28,988
                    Professional fees                                                                             28,516
                    Printing and shareholder reports                                                              24,107
                    Transfer agent fees--Class B (Note 2)                                                         17,720
                    Registration fees (Note 1e)                                                                    8,396
                    Amortization of organization expenses (Note 1e)                                                4,322
                    Custodian fees                                                                                 3,266
                    Pricing fees                                                                                   2,968
                    Transfer agent fees--Class A (Note 2)                                                          2,223
                    Trustees' fees and expenses                                                                    2,062
                    Account maintenance and distribution fees--Class C (Note 2)                                    2,036
                    Transfer agent fees--Class C (Note 2)                                                            203
                    Account maintenance fees--Class D (Note 2)                                                       117
                    Transfer agent fees--Class D (Note 2)                                                             49
                    Other                                                                                          1,379
                                                                                                            ------------
                    Total expenses                                                                               535,123
                                                                                                            ------------
                    Investment income--net                                                                     2,040,924
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,257,691
Unrealized          Change in unrealized appreciation on investments--net                                      2,090,820
Gain on                                                                                                     ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $  5,389,435
--Net (Notes 1b,                                                                                            ============
1d & 3):

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended     Year Ended
                                                                                           January 31,        July 31,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment income--net                                                 $  2,040,924     $  4,519,687
                    Realized gain (loss) on investments--net                                  1,257,691       (1,732,796)
                    Change in unrealized appreciation on investments--net                     2,090,820        2,027,077
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      5,389,435        4,813,968
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (287,269)        (668,810)
(Note 1f):            Class B                                                                (1,731,697)      (3,827,656)
                      Class C                                                                   (15,889)          (9,161)
                      Class D                                                                    (6,069)         (14,060)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (2,040,924)      (4,519,687)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                             (3,872,256)      (8,767,410)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                               (523,745)      (8,473,129)
                    Beginning of period                                                      83,458,412       91,931,541
                                                                                           ------------     ------------
                    End of period                                                          $ 82,934,667     $ 83,458,412
                                                                                           ============     ============

                    See Notes to Financial Statements.

Financial Highlights
                                                                                            Class A
                                                                      For the                                   For the
                                                                        Six                                     Period
The following per share data and ratios have been derived              Months                                   Aug. 30,
from information provided in the financial statements.                 Ended                                   1991++ to
                                                                      Jan. 31,    For the Year Ended July 31,   July 31,
Increase (Decrease) in Net Asset Value:                                 1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  10.57   $  10.51  $  11.09  $  10.84   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .29        .57       .60       .62        .61
                    Realized and unrealized gain (loss) on
                    investments--net                                       .43        .06      (.32)      .32        .85
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .72        .63       .28       .94       1.46
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.29)      (.57)     (.60)     (.62)      (.61)
                      Realized gain on investments--net                     --         --      (.23)     (.07)      (.01)
                      In excess of realized gain on
                      investments--net                                      --         --      (.03)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.29)      (.57)     (.86)     (.69)      (.62)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.00   $  10.57  $  10.51  $  11.09   $  10.84
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.86%+++   6.39%     2.41%     9.15%     15.16%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                        .84%*      .82%      .67%      .70%       .49%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .84%*      .83%      .84%      .94%      1.10%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.32%*     5.64%     5.45%     5.77%      6.39%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 10,630   $ 11,012  $ 12,973  $ 14,033   $ 11,232
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  71.19%     99.40%    59.68%    56.10%     72.34%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
                                                                                            Class B
                                                                      For the                                   For the
                                                                        Six                                     Period
The following per share data and ratios have been derived              Months                                   Aug. 30,
from information provided in the financial statements.                 Ended                                   1991++ to
                                                                      Jan. 31,    For the Year Ended July 31,   July 31,
Increase (Decrease) in Net Asset Value:                                 1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  10.57   $  10.51  $  11.09  $  10.84   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .26        .52       .55       .57        .56
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                      .43        .06      (.32)      .32        .85
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .69        .58       .23       .89       1.41
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.26)      (.52)     (.55)     (.57)      (.56)
                      Realized gain on investments--net                     --         --      (.23)     (.07)      (.01)
                      In excess of realized gain on
                      investments--net                                      --         --      (.03)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.26)      (.52)     (.81)     (.64)      (.57)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.00   $  10.57  $  10.51  $  11.09   $  10.84
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.59%+++   5.85%     1.89%     8.60%     14.64%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.34%*     1.33%     1.17%     1.20%      1.01%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.34%*     1.34%     1.34%     1.44%      1.60%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.81%*     5.13%     4.95%     5.26%      5.88%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands).         $ 70,878   $ 71,783  $ 78,958  $ 72,482   $ 50,612
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  71.19%     99.40%    59.68%    56.10%     72.34%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                    Class C                Class D
                                                                              For the    For the     For the    For the
                                                                                Six      Period        Six       Period
The following per share data and ratios have been derived                      Months    Oct. 21,     Months    Oct. 21,
from information provided in the financial statements.                         Ended    1994++ to     Ended    1994++ to
                                                                              Jan. 31,   July 31,    Jan. 31,   July 31,
Increase (Decrease) in Net Asset Value:                                         1996       1995        1996       1995
Per Share           Net asset value, beginning of period                      $  10.57   $  10.16    $  10.59   $  10.16
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .25        .39         .28        .44
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                         .44        .41         .43        .43
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .69        .80         .71        .87
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.25)      (.39)       (.28)      (.44)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  11.01   $  10.57    $  11.02   $  10.59
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           6.63%+++   8.07%+++    6.80%+++   8.74%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.46%*     1.48%*       .94%*      .95%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                       4.67%*     4.87%*      5.17%*     5.41%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  1,089   $    501    $    338   $    163
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          71.19%     99.40%      71.19%     99.40%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Texas Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes-- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions-- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



                                          Account
                                        Maintenance   Distribution
                                            Fee            Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:



                                         MLFD         MLPF&S

Class A                                  $108         $1,131
Class D                                  $405         $3,414



For the six months ended January 31, 1996, MLPF&S received contingent deferred sales charges of $40,953 and $137 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1996 were $62,164,908 and $58,315,413, respectively.

Net realized and unrealized gains (losses) as of January 31, 1996 were as follows:

                                    Realized
                                     Gains        Unrealized
                                    (Losses)        Gains

Long-term investments            $  1,411,860   $  5,385,751
Financial futures contracts          (154,169)            --
                                 ------------   ------------
Total                            $  1,257,691   $  5,385,751
                                 ============   ============



As of January 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $5,385,751 of which $5,391,461 related to appreciated securities and $5,710 related to depreciated securities. The aggregate cost of investments at January 31, 1996 for Federal income tax purposes was $81,542,491.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $3,872,256 and $8,767,410 for the six months ended January 31, 1996 and the year ended July 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:



Class A Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                            26,775   $    287,323
Shares issued to shareholders
in reinvestment of dividends           13,117        140,883
                                  -----------   ------------
Total issued                           39,892        428,206
Shares redeemed                      (115,851)    (1,243,627)
                                  -----------   ------------
Net decrease                          (75,959)  $   (815,421)
                                  ===========   ============



Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                            87,162   $    889,976
Shares issued to shareholders
in reinvestment of dividends           32,604        335,993
                                  -----------   ------------
Total issued                          119,766      1,225,969
Shares redeemed                      (311,999)    (3,202,546)
                                  -----------   ------------
Net decrease                         (192,233)  $ (1,976,577)
                                  ===========   ============

Class B Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                           378,224   $  4,071,264
Shares issued to shareholders
in reinvestment of dividends           77,213        829,753
                                  -----------   ------------
Total issued                          455,437      4,901,017
Automatic conversion
of shares                              (1,382)       (14,876)
Shares redeemed                      (804,718)    (8,666,899)
                                  -----------   ------------
Net decrease                         (350,663)  $ (3,780,758)
                                  ===========   ============


NOTES TO FINANCIAL STATEMENTS (continued)


Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           873,516   $  8,972,030
Shares issued to shareholders
in reinvestment of dividends          174,460      1,798,859
                                  -----------   ------------
Total issued                        1,047,976     10,770,889
Automatic conversion
of shares                                (326)        (3,493)
Shares redeemed                    (1,766,969)   (18,188,989)
                                  -----------   ------------
Net decrease                         (719,319)  $ (7,421,593)
                                  ===========   ============



Class C Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                            56,737   $    616,458
Shares issued to shareholders
in reinvestment of dividends            1,193         12,873
                                  -----------   ------------
Total issued                           57,930        629,331
Shares redeemed                        (6,445)       (70,121)
                                  -----------   ------------
Net increase                           51,485   $    559,210
                                  ===========   ============

Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                            54,172   $    564,922
Shares issued to shareholders
in reinvestment of dividends              726          7,662
                                  -----------   ------------
Total issued                           54,898        572,584
Shares redeemed                        (7,534)       (80,283)
                                  -----------   ------------
Net increase                           47,364   $    492,301
                                  ===========   ============

[FN]
++Commencement of Operations.



Class D Shares for the Six                          Dollar
Months Ended January 31, 1996         Shares        Amount

Shares sold                            18,108   $    194,562
Automatic conversion
of shares                               1,381         14,876
Shares issued to shareholders
in reinvestment of dividends              322          3,496
                                  -----------   ------------
Total issued                           19,811        212,934
Shares redeemed                        (4,524)       (48,221)
                                  -----------   ------------
Net increase                           15,287   $    164,713
                                  ===========   ============



Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                            79,452   $    822,941
Automatic conversion
of shares                                 326          3,493
Shares issued to shareholders
in reinvestment of dividends              739          7,793
                                  -----------   ------------
Total issued                           80,517        834,227
Shares redeemed                       (65,130)      (695,768)
                                  -----------   ------------
Net increase                           15,387   $    138,459
                                  ===========   ============

[FN]
++Commencement of Operations.



5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $1,450,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.




OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Portfolio Manager
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863